Exhibit 99.1

EVI Industries Completes Acquisition of Sudsies, Inc. and Establishes Consumer Garment Care Services Division

MIAMI, Florida – September 2, 2026: EVI Industries, Inc. (NYSE American: EVI) (“EVI” or the “Company”) today announced that it has completed its previously announced acquisition of Miami, Florida-based Sudsies, Inc. and established its new consumer garment care services division, with Sudsies serving as its foundational business.

EVI’s entry into the consumer garment care services industry marks its first dedicated expansion beyond the commercial laundry distribution and service industry since the Company began executing its long-term growth strategy in 2016. The new division extends a model EVI has developed over the past decade: partnering with exceptional founder-led businesses, preserving the brands, cultures, and legacies that made them successful, empowering their leaders to continue building, and providing the resources and long-term ownership to pursue opportunities that may not have been available to them independently.

Since 2016, 32 commercial laundry businesses and the entrepreneurs who built them have chosen to join EVI. Over that period, EVI has grown from a single Miami-based distributor with approximately $36 million of annual revenue into North America’s leading commercial laundry distribution and service enterprise, with more than 900 associates and nearly $435 million of revenue for the twelve months ended March 31, 2026, a compound annual growth rate of approximately 29% over that time period. Management believes that few companies compound at that rate for a decade, and fewer still do so while the businesses that produced the growth remain in the hands of the people who built them, a track record that is expected to provide a powerful foundation from which to build in consumer garment care. Sudsies is the 33rd business to join EVI, and the first outside of commercial laundry. EVI enters the consumer garment care services industry thoughtfully, with conviction, and with the same long-term commitment that has defined its first decade of growth.

Sudsies Joins EVI

Founded in Miami in 1996 by Jason Loeb and Jorge Baboun, Sudsies is South Florida’s premier garment care business, trusted by a deep and loyal base of individual consumers and luxury retail partners with the care of high-value, technically complex garments. The business pairs a culture built around the customer and exceptional craft with a distinctive brand and integrated, technology-enabled logistics, delivering a first-class customer experience and a growing customer base. Consistent with EVI’s operating philosophy, Sudsies continues to operate under its established brand and to be led by its founders, Jason Loeb and Jorge Baboun, and its President, Luis Moreno. EVI intends for Sudsies to serve as the foundation of a much larger consumer garment care enterprise, bringing together exceptional businesses and entrepreneurs and leaders in the industry who share a commitment to outstanding garment care, customer experience, and long-term growth.

Henry M. Nahmad, EVI’s Chairman and Chief Executive Officer, commented: “Sudsies is the first step in what we believe can become an exceptional consumer garment care enterprise of national scale. We believe that the addition of Sudsies to the EVI family gives us a strong foundation of experienced leadership, deep garment care expertise, exceptional customer relationships, operating know-how, and a highly regarded brand. Our ambition is to become the partner of choice for the finest entrepreneurs in the industry—owners who have built exceptional businesses and care deeply about their companies, their people, their customers, and their legacies. We expect that Sudsies is just the beginning, and we are excited about what we can build together.”

Management expects the transaction to be accretive to EVI’s earnings for the fiscal year ending June 30, 2027. For additional information regarding the acquisition of Sudsies, please see EVI's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2026 in connection with the Company’s entry into the agreements to acquire Sudsies and the Company’s Current Report on Form 8-K to be filed with the SEC within three business days following the date hereof in connection with the completion of the transaction.

Continued Commitment to Commercial Laundry

EVI also reaffirmed its commitment to the commercial laundry distribution and service industry, which remains the foundation of the Company. EVI intends to continue investing in and growing that business organically and through additional acquisitions while pursuing the substantial opportunity it believes exists in consumer garment care.

About EVI Industries

EVI Industries, Inc., through its wholly owned subsidiaries, is a value-added distributor and a provider of advisory and technical services in the commercial laundry distribution and service industry. Through its vast sales organization, the Company provides its commercial laundry distribution and service industry customers, which include retail, commercial, industrial, institutional, and government customers, with planning, designing, and consulting services related to their commercial laundry operations. The Company sells and/or leases commercial laundry equipment, specializing in washing, drying, finishing, material handling, water heating, power generation, and water reuse applications. In support of the suite of products it offers, the Company sells related parts and accessories. Additionally, through the Company’s robust network of commercial laundry technicians, the Company provides its customers with installation, maintenance, and repair services. In addition to its commercial laundry distribution and service business, the Company also provides garment care services to individual consumers and luxury retail partners through the Company’s consumer garment care services division.

Forward-Looking Statements

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current information and current expectations of management. Forward-looking statements are subject to substantial risks and uncertainties, which may cause actual results to differ materially from the results expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to the acquisition of Sudsies, including the risk that the contemplated benefits of the acquisition may not be achieved to the extent expected, or at all, including that the transaction may not be accretive to EVI’s earnings for the fiscal year ending June 30, 2027 or any other period and the addition of Sudsies may not otherwise have a positive impact on EVI’s operating results or financial condition, integration and execution risks, risks related to the retention of Sudsies’ founders, management, and other key personnel and to the continued strength of the Sudsies brand, and risks related to the business, operations, and prospects of Sudsies and EVI’s plans with respect thereto; and risks related to EVI’s new consumer garment care services division, including that EVI’s expansion into the consumer garment care services industry may not be successful, operational risks, risks related to the size of, and opportunity within, the consumer garment care services industry, including its total addressable market, risks related to EVI’s strategy for growing and scaling its consumer garment care services division, including through acquisitions and organic growth initiatives, including risks related to the applicability and success of EVI's buy-and-build strategy in the consumer garment care services industry, and the Company’s ability to realize the anticipated strategic and financial benefits of the division. Reference is also made to other economic, competitive, governmental, technological, and other risks and factors discussed in EVI’s filings with the Securities and Exchange Commission, including, without limitation, in the “Risk Factors” section of EVI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025. Many of these risks and factors are beyond EVI’s control. Further, past performance and perceived trends may not be indicative of future results. EVI cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. EVI does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, except as may be required by law.

Contact Information

EVI Industries, Inc.

4500 Biscayne Blvd., Suite 340

Miami, Florida 33137

Henry M. Nahmad, Chairman and CEO, (305) 402-9300

Craig Ettelman, Director of Finance and Investor Relations, (305) 402-9300, info@evi-ind.com